UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2012

NUTRACEUTICAL INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23731 (Commission File Number)	87-0515089 (IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah (Address of principal executive offices)	84060 (Zip Code)

Registrant’s telephone number, including area code: (435) 655-6106

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2012, Nutraceutical International Corporation (“Nutraceutical”) reported results for the fiscal 2012 first quarter ended December 31, 2011.  The press release reporting the results is attached to this Form 8-K as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 23, 2012, Nutraceutical held its 2012 Annual Meeting of Stockholders at which Nutraceutical’s stockholders voted on the four proposals identified below.

The final voting results with respect to each proposal voted upon at the 2012 Annual Meeting of Stockholders are set forth below.  As of December 5, 2011, the record date for the meeting, Nutraceutical had 10,001,500 shares of common stock issued, outstanding and entitled to vote on the proposals.

Proposal 1 — Election of Two Class II Directors

The stockholders approved Nutraceutical’s proposal for the election of the two nominees to the Board of Directors by the affirmative vote of a majority of the shares of common stock present or represented by proxy at the annual meeting, as set forth below:

	For	%	Withheld	%	Broker Non-Votes
Michael D. Burke	7,236,294	83.6	1,421,857	16.4	538,031
James D. Stice	7,138,580	82.4	1,519,571	17.6	538,031

There were no abstentions in the election of directors.

Proposal 2 — Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2012

The stockholders approved Nutraceutical’s proposal for the ratification of the selection of PricewaterhouseCoopers LLP as Nutraceutical’s independent registered public accounting firm for the fiscal year ending September 30, 2012 as set forth below:

For	%	Against	%	Abstentions	%
8,841,798	96.2	353,144	3.8	1,240	0.0

Proposal 3 — Advisory Vote on Named Executive Officer Compensation

The stockholders approved Nutraceutical’s proposal to approve the compensation of its named executive officers as disclosed in the proxy statement for the annual meeting, as set forth below:

For	%	Against	%	Abstentions	%	Broker Non-Votes
6,671,510	77.0	1,956,038	22.6	30,603	0.4	538,031

Proposal 4 — Advisory Vote on Frequency of Holding Future Advisory Votes on Named Executive Officer Compensation

Stockholders holding a majority of the shares of common stock present or represented by proxy at the annual meeting voted for every one year as the frequency with which Nutraceutical should hold a stockholder advisory vote to approve the compensation of its named executive officers as disclosed in Nutraceutical’s annual proxy statement, as set forth below:

One Year	%	Two Years	%	Three Years	%	Abstentions	%
7,994,342	92.4	4,642	0.0	652,263	7.5	6,904	0.1

In light of the stockholder vote at the 2012 Annual Meeting of Stockholders on proposal 4 as reported above, Nutraceutical’s Board of Directors has determined that Nutraceutical will include a non-binding, advisory vote in its proxy materials to approve the compensation of its named executive officers as disclosed in such proxy materials (a “say-on-pay vote”) every one year until the next required vote on the frequency of stockholder votes on the compensation of Nutraceutical’s named executive officers.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

99.1                           Press release issued by Nutraceutical dated January 26, 2012.

This Form 8-K and the attached Exhibit are furnished to comply with Item 2.02 and Item 9.01 of Form 8-K.  Neither this Form 8-K nor the attached Exhibit are to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Form 8-K nor the attached Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Registrant)

	By:	/s/ Cory J. McQueen
Date: January 26, 2012		Cory J. McQueen
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Nutraceutical dated January 26, 2012.